UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2024

MARATHON DIGITAL HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-36555	01-0949984
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 NE Third Avenue, Suite 1200

Fort Lauderdale, FL 33301

(Address of principal executive offices and zip code)

(800) 804-1690

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MARA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Certain Executive Officers

On January 31, 2024, the Compensation Committee (the “Committee”) of the Board of Directors of Marathon Digital Holdings, Inc. (the “Company”) approved the following compensatory updates and awards for certain members of the Company’s senior management team, including Fred Thiel, Chief Executive Officer and Chairman, Salman Khan, Chief Financial Officer, James Crawford, Chief Operating Officer, Ashu Swami, Chief Technology Officer, Adam Swick, Chief Growth Officer, and John Lee, Chief Accounting Officer:

●	FY 2023 Annual LTIP Grants;

●	FY 2023 Annual Performance Bonuses;

●	FY 2024 Annual Base Salaries; and

●	FY 2024 Annual Performance Bonus Targets.

The FY 2023 Annual LTIP Grants were granted pursuant to the Company’s Long Term Incentive Program (“LTIP”) established under the 2018 Equity Incentive Plan (the “Plan”). LTIP grants are tied to the performance of the Company when comparing the Company’s total shareholder returns to those of its peer group, which consists of other publicly traded Bitcoin mining companies or publicly traded companies involved in the Bitcoin ecosystem.

The Company previously signaled that there would be a maximum target award when the Company’s performance is at the 85% percentile and above as compared to its peer group as disclosed in the Company’s Quarterly Report on Form 8-K, filed with the Securities and Exchange Commission on October 2, 2023. However, following its annual review of benchmark data and a review of compensation practices of certain peer companies of the Company, the Committee approved the FY 2023 LTIP Grants described below, which reflect revised LTIP targets intended to align total compensation for the Company’s management team with certain of its peer companies.

The Committee believes the updates and awards described below continue to reward long-term performance and align the Company’s executive officers’ interests with the Company’s stockholders.

FY 2023 Annual LTIP Grants

The Committee approved annual LTIP grants as a result of, among other things, the Company’s stock price performance, which was at the top of the performance range relative to its peer group for the fiscal year ended December 31, 2023 (“FY 2023”). The FY 2023 Annual LTIP Grants consist of restricted stock units (“RSUs”) for each named executive officer in the amount set forth opposite such officer’s name in the table below:

Name	FY 2023 Annual Base Salary		FY 2023 Annual LTIP Grant Amount (1)(2)
Fred Thiel	$800,000		$22,400,000
Salman Khan	$475,000	(3)	$13,300,000
James Crawford	$309,000		$4,017,000
Adam Swick	$300,000		$3,900,000
Ashu Swami	$285,312		$5,209,063
John Lee	$303,750		$3,341,250

(1) The number of RSUs shall equal the grant amount divided by the moving average closing price of the Company’s common stock for the 100 consecutive trading days prior to and including the grant date.

(2) The FY 2023 Annual LTIP Grants shall vest over a three-year period, with 25% of the RSUs vesting immediately, and the remaining portion vesting in twelve quarterly installments of 6.25% thereafter, subject to the named executive officer’s continued service to the Company through each vesting date.

(3) Mr. Salman commenced employment in June 2023, so his pro rata base salary for the fiscal year was $241,099.

FY 2023 Annual Performance

The Committee approved the payment of annual performance bonuses based on the achievement of certain performance objectives and targets for FY 2023 for each named executive officer in the amount set forth opposite such officer’s name in the table below:

Name	FY 2023 Annual Performance Bonus
Fred Thiel	$1,800,000
Salman Khan	$623,438
James Crawford	$463,500
Adam Swick	$450,000
Ashu Swami	$427,969
John Lee	$379,688

FY 2024 Annual Base Salaries for Named Executive Officers

The Committee approved annual base salary increases for the named executive officers for the fiscal year ending December 31, 2024 (“FY 2024”), which are retroactive to January 1, 2024. The annual base salary received for FY 2023 and to be received for FY 2024 by each named executive officer are set forth opposite such officer’s name in the table below:

Name	FY 2024 Annual Base Salary
Fred Thiel	$950,000
Salman Khan	$625,000
James Crawford	$350,000
Adam Swick	$350,000
Ashu Swami	$350,000
John Lee	$325,000

FY 2024 Annual Bonus Targets

Following its annual review of benchmark data provided by the Company’s independent compensation consultant, the Committee approved annual bonus targets for FY 2024 for each named executive officer as set forth opposite such officer’s name in the table below:

Name	FY 2024 Annual Base Salary	FY 2024 Annual Bonus Target Percentage	FY 2024 Annual Bonus Target Amount
Fred Thiel	$950,000	up to 225%	$2,137,500
Salman Khan	$625,000	up to 225%	$1,406,250
James Crawford	$350,000	up to 150%	$525,000
Adam Swick	$350,000	up to 150%	$525,000
Ashu Swami	$350,000	up to 150%	$525,000
John Lee	$325,000	up to 125%	$406,250

The annual bonuses shall be determined based on the achievement of certain performance objectives and targets for FY 2024 to be established by the Committee.

Compensatory Arrangement for the Board of Directors

FY 2023 Annual RSU Grants

The Committee approved annual RSU grants for FY 2023 for each member of the board of directors as set forth opposite such director’s name in the table below:

Name	FY 2022 Annual RSU Grant(1)(2)
Fred Thiel	$850,000
Doug Mellinger	$850,000
Said Ouissal	$850,000
Sarita James	$850,000
Georges Antoun	$850,000
Kevin DeNuccio	$850,000
Jay Leupp	$850,000

(1)	The number of RSUs shall equal the grant amount divided by the moving average closing price of the Company’s common stock for the 100 consecutive trading days prior to and including the grant date.

(2)	The RSUs shall vest in full immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARATHON DIGITAL HOLDINGS, INC.

Date: February 2, 2024	By:	/s/ Zabi Nowaid
	Name:	Zabi Nowaid
	Title:	General Counsel